                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The Monthly Report for the period from August 1, 1994 to   August 31, 1994
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of September, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and Trust National Association, as Trustee of Home Improvement Loan Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of September, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                  August 1994

                                         Distribution Date:   9/15/94
                                         Trust Account:       3331790-0

A.   Monthly Principal
     (1)   Regular Principal Payments            $  611,098.04
     (2)   Principal Prepayments                  1,321,920.16
     (3)   Delinquent Payments Advanced              81,390.38
     (4)   FHA Claims                                29,336.09
     (5)   Net Loss Advanced                        162,915.44
     (6)   Contracts Repurchased due to
           Breach of Representations
           and Warranties (see attached)             11,308.17
     (7)   Bankruptcy Write-down                           .00
     (8)   Delinquent Payments Recovered            (77,038.82)

               Total Principal                                  $  2,140,929.46

B.   Monthly Interest                                                720,699.11

C.   Remaining Principal Balance                                 120,531,259.36

D.   Collected Amount                                              3,249,213.77

E.   Monthly Servicing Fee                                            76,670.12

F.   Advances Reimbursed

     (1)   Prior Advances that have
           been recovered                                            171,754.89

     (2)   Uncollectible Advances                                           .00

G.   Excess Cashflow                                                 310,915.08

H.   Shortfall                                                              .00

I.   Subordinated Certficateholder Payment                           310,915.08

J.   Pool Factor
          Previous Month Pool Factor                                  .91480301
          Current Month Pool Factor                                   .89883746

K.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (1)  31-59                                     484,208.54               51

     (2)  60-89                                     217,519.86               21

     (3)  90 days or more                           130,172.65               12

                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                               GREEN TREE TRUST
                                    1994-A
                                MONTHLY REPORT
                                  August 1994
                                    Page 2



                                       Distribution Date:  9/15/94
                                       Trust Account:      3331790-0


L.    Liquidated Contracts                                $    193,380.89

M.    Number of Loans Remaining                                    12,324

N.    Number and Principal Balance of Contracts
      with FHA claims finally rejected, or no
      FHA claim was submitted because FHA
      Insurance was unavailable                    41          290,311.72

CASH COLLATERAL ACCOUNT INFORMATION
- -----------------------------------

(1)   Amount in the Cash Collateral Account
      (before deposits or releases on current
      Payment Date, but after covering any
      Shortfall)                                             8,314,004.00

(2)   Current Requisite Amount (initially
      $8,314,004; may be lower after April 1997:
      higher if Trigger occurs)                              8,314,004.00

Trigger Calculation

(3)   Green Tree FHA Insurance reserves                    123,297,353.50

(4)   If line (3) is less than $50,000,000,
      or if Green Tree is no longer Servicer
      (Event of Termination), then a Trigger
      has occurred, and Requisite Amount is
      automatically $10,593,651                                       N/A

(5)   Requisite Amount (line (2), unless line
      (4) or (11) applies)                                   8,314,004.00

(6)   Cash Collateral Account Deposit (lesser
      of (line (5) - line (1) or Excess Cashflow
      (line G)) (See also "Subordinated
      Certificateholder Payment")                                     .00
      (a)  Surplus to be applied to Daiwa Loan                 310,915.08

Step-Down Test (tested April 1997 and each April thereafter)

(7)   Average Sixty-Day Delinquency Ratio

      (a)  Aggregate outstanding principal
           balance of all Contracts delinquent
           60+ days (including defaulted Contracts
           not yet liquidated, but excluding
           bankruptcies that are current)                      531,590.63

                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                               GREEN TREE TRUST
                                    1994-A
                                MONTHLY REPORT
                                  August 1994
                                    Page 3



                                      Distribution Date:  9/15/94
                                      Trust Account:      3331790-0


      (b)  Principal Balance of all
           Contracts                                       $120,531,259.36

      (c)  Delinquent Ratio (a/b)                                     .44%

      (d)  Average Sixty-Day Delinquency Ratio                        .35%
           (3 month average)


(8)   Cumulative Realized Loss Ratio

      (a)  Aggregate Realized Losses to date
                                                                300,630.32
      (b)  Initial Principal Amount
                                                            134,096,835.87

      (c)  Cumulative Realized Loss Ratio (a/b)                        .22

STEP-DOWN IS PERMITTED ONLY IF:

- -     Trigger has never occurred (line 4); and
- -     Line (7) (lesser than) 3.5% and line (8) lesser than) 1.5%; or
- -     Line (7) (lesser than) 2.5% and Line (8) (lesser than) 4.0%

If all of these conditions are satisfied this April, calculate reduced Requisite Amount

(9)   12.4% of Principal Balance

(10)  $421,208

(11)  New Requisite Amount (greater of line (9)
      or line (10))

(12)  Cumulative Loss Coverage Ratio
      (3 month average)                                             787.66

                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                               GREEN TREE TRUST
                                    1994-A
                                MONTHLY REPORT
                                  August 1994
                                    Page 4


                                 Distribution Date:   9/15/94
                                 Trust Account:       3331790-0


LIMITED GUARANTY INFORMATION
- ----------------------------

Perform following Limited Guaranty calculations only if the Available Cash Collateral Amount (before deposits on current Payment Date) equals zero and a Shortfall exists.

(1)   Calculation of Limited Guaranty Amount

      (a)  $544,000                              $544,000.00

      (b)  All Limited Guaranty payments
           made prior to current Payment
           Date

      (c)  (a) - (b)                                     .00

      (d)  1% of principal balance of
           FHA-Insured Contracts at
           current Payment Date

      (e)  Lesser of (c) or (d)

(2)   Limited Guaranty to be paid

      (a)  Shortfall

      (b)  Guaranty Amount (from line 1(e))

      (c)  lesser of (a) or (b)

Please contact the Bondholder Relations Department of First Trust National Association (612) 244-0444 with any questions regarding this statement of your Distribution.

                                   GTHI 94-A
                                 August, 1994
                         Contracts Repurchased Due to
                   Breach of Representations and Warranties*



                                                Repurchase
Account #         Principal        Interest        Amount
- ---------         ---------        ---------    -----------

15616682          $11,308.17         $66.44      $11,374.61
                  ----------         ------      ----------

Totals            $11,308.17         $66.44      $11,374.61
                  ==========         ======      ==========

*Unable to locate original loan documents.

                                     GTHI
                                     94-A
                                 August, 1994
                              Defaulted Contracts


                                                    Estimated
                                      Repurchase      Loss at
Account #      Principal   Interest     Amount      Sale Date
- ---------      ---------   --------   ----------    ---------

15603260         4,763.87      27.98     4,791.85     5,337.45
15603929         7,111.53      41.78     7,153.31     7,397.99
15605619        17,717.79     104.09    17,821.88    18,495.91
15605732         7,826.65      45.98     7,872.63       861.69
15606263         4,490.73      26.38     4,517.11     4,934.40
15607080         9,063.54      53.24     9,116.78     9,637.04
15608351        13,047.89      76.65    13,124.54     1,021.83
15608428         7,934.15      46.61     7,980.76     8,525.66
15609339         8,289.93      48.70     8,338.63     9,051.08
15609683        13,328.01      78.30    13,406.31    13,947.55
15611153         2,607.43      15.31     2,622.74     2,901.19
15611238         4,480.13      26.32     4,506.45     4,939.04
15611261         6,275.84      36.87     6,312.71     6,466.66
15612136         2,209.96      12.98     2,222.94     2,515.50
15612151         9,634.87      56.60     9,691.47    10,277.77
15612229         8,756.72      51.44     8,808.16     9,150.55
15612905        14,419.27      84.71    14,503.98    15,148.80
15614119         4,557.12      26.77     4,583.89     5,167.14
15614316         9,475.60      55.66     9,531.26       960.59
15614622         3,395.43      19.94     3,415.37     3,842.79
15615295        12,894.55      75.75    12,970.30     1,227.06
15615619              .00        .00          .00       148.78
15616390         3,671.41      21.56     3,692.97     4,005.35
15617038         6,537.73      38.40     6,576.13     7,131.00
15617457         9,761.38      57.34     9,818.72    10,035.33
              -----------  ---------  -----------  -----------
              $192,251.53  $1,129.36  $193,380.89  $163,128.15
              ===========  =========  ===========  ===========